John Hancock Variable Insurance Trust

Supplement dated January 10, 2020 to the current

Prospectus (the “prospectus”), as may be supplemented

Managed Volatility Portfolios (the “funds”)

Effective January 10, 2020 (the Effective Date), Geoffrey Kelley, CFA and Jeffrey Wu are added as portfolio managers of the funds. Robert Sykes, CFA and Nathan Thooft, CFA will continue to serve as portfolio managers of the funds. Jeffrey N. Given, CFA and Luning “Gary” Li are no longer portfolio managers of the funds as of the Effective Date. Mr. Kelley, Mr. Sykes, Mr. Thooft, and Mr. Wu will be jointly and primarily responsible for the day-to-day management of the funds’ portfolios as of the Effective Date.

Accordingly, the following replaces in its entirety the portfolio manager information in the summary section of the prospectus for the funds under the heading “Portfolio management” effective as of the Effective Date:

Geoffrey Kelley, CFA Managing Director, Portfolio Manager of Asset Allocation Team Managed fund since 2020	Robert Sykes, CFA Managing Director, Portfolio Manager of Asset Allocation Team Managed fund since 2018	Nathan Thooft, CFA Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Team Managed fund since 2013	Jeffrey Wu Director, Portfolio Manager and Senior Derivatives Analyst of Asset Allocation Team Managed fund since 2020

In addition, the following information relating to Mr. Kelley and Mr. Wu replaces information for Mr. Given and Mr. Li in the portfolio manager information in “Management” under the Manulife Investment Management (US) LLC (Manulife IM (US)) portion of “Subadvisors and Portfolio Managers” as of the Effective Date:

•	Geoffrey Kelley, CFA. Managing Director of Asset Allocation Team. Portfolio Manager of the fund since 2020; joined Manulife IM (US) in 2018; began business career in 1995.

•	Jeffrey Wu. Director, Portfolio Manager and Senior Derivatives Analyst of Asset Allocation Team. Portfolio Manager of the fund since 2020; joined Manulife IM (US) in 2017; began business career in 2005.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated January 10, 2020 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Managed Volatility Portfolios (the “funds”)

The disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (US) LLC (“Manulife IM (US)”) as the subadvisor of the funds, as it specifically relates to the funds’ portfolio managers, is amended as follows to the add the portfolio manager information for Geoffrey Kelley, CFA and Jeffrey Wu and remove the portfolio information for Jeffrey N. Given, CFA and Luning “Gary” Li, effective as of January 10, 2020:

MANULIFE INVESTMENT MANAGEMENT (US) LLC
(“Manulife IM (US)”)

Managed Volatility Portfolios

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, and Jeffrey Wu are primarily responsible for the day-to-day management of the funds’ portfolios.

The following table reflects information regarding other accounts for which each portfolio manager to the funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the funds and similarly managed accounts.

The following table reflects information as of December 10, 2019.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Geoffrey Kelley	0	$0	0	$0	1	$165.6
Jeffrey Wu	0	$0	0	$0	1	$165.6

There are no accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 10, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the funds; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the funds. The portfolio managers’ ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Geoffrey Kelley	None
Jeffrey Wu	None

1 As of December 10, 2019, none of the portfolio managers beneficially owned shares of the funds.

You should read this supplement in conjunction with the SAI and retain it for future reference.